Exhibit 10.1

                     SUMMARY OF THE INTELIDATA TECHNOLOGIES
                        CORPORATION STOCK INCENTIVE PLAN

Introduction

         On November 7, 1996 US Order, Inc. ("US Order") and Colonial Data Technologies Corporation ("Colonial") merged into and with InteliData Technologies Corporation (the "Company"). Options to purchase common stock of US Order ("US Order Options") and options to purchase common stock of Colonial ("Colonial Options") were granted prior to 1996 under the stock compensation plans maintained by US Order and Colonial. The US Order Options and Colonial Options were surrendered for cancellation without receipt of consideration prior to November 7, 1996.

         The Company's Board of Directors (the "Board") adopted the InteliData Technologies Corporation Stock Incentive Plan (the "Plan") on November 7, 1996 to grant options for common stock of the Company ("Options") to individuals who surrendered US Order Options or Colonial Options ("Participants"). The Company's shareholders approved the Plan on November 7, 1996.

         An Option entitles the Optionee to purchase shares of the Company's common stock ("Common Stock") from the Company at the option price. The number of shares covered by the Options and the option price per share will be the same as under the canceled US Order Options or Colonial Options, as applicable. The remaining terms of the Options are the same as the terms of the corresponding US Order or Colonial Options subject to adjustments under the August 5, 1996, as amended, agreement governing the merger of US Order and Colonial into and with the Company (the "Merger Agreement").

         The Plan is divided into four chapters. Each chapter corresponds to one of the stock compensation plans maintained by either US Order or Colonial.

         All grants under the Plan are governed by Agreements. The term "Agreement" means any written agreement (including any amendment or supplement thereto) specifying the terms and conditions of an Option granted under the Plan.

         The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, and is not intended to be, qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         The date of this summary is April 20, 1999.

Replacement Options

         On June 9, 1998, the Company offered employees participating in the Company's Stock Option Plans the opportunity to cancel the exercisable and unexercisable portions of their stock options as of June 9, 1998 and replace them with an equal number of options ("Replacement Options") at an exercise price of $1.00, which was the closing market price on such date. The Company did not offer this opportunity to the President and Chief Executive Officer, but offered this opportunity to employees as an incentive to encourage employee retention. Approximately 944,235 stock options with exercise prices ranging from $1.25 to $23.75 were replaced.

         Accordingly, notwithstanding any provision of this summary to the contrary, the price per share of Common Stock purchased upon the exercise of a Replacement Option is $1.00. Replacement options become exercisable as follows: the number of previously granted options exercisable on June 9, 1998 will become exercisable on December 9, 1998 and the number of previously granted options unexercisable as of June 9, 1998 will become exercisable over three years from June 9, 1998 in equal annual increments.

Administration

         The Administrator administers the Plan. References in this Prospectus to the "Administrator" mean a committee of the Company's Board of Directors (the "Committee") and any delegate of the Committee. The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as in effect from time to time (the "Exchange Act").

         The Administrator has complete authority to interpret all provisions of the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

         For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options ("ISOs")), or in the event the terms of any Option provide it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

         Any action taken by the Administrator shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to the Plan or any Agreement. All expenses of administering the Plan will be borne by the Company.

         More information about the Plan, the Administrator, and the Committee may be obtained by calling or writing Mr. Albert N. Wergley, Vice President and General Counsel, InteliData Technologies Corporation, 13100 Worldgate Drive, Suite 600, Herndon, Virginia 20170 (telephone (703) 834-8500).

                                    CHAPTER I

Eligibility for Participation

         Participation in Chapter I is limited to individuals who surrendered a Colonial Option granted under the Colonial Data Technologies Corporation 1994 Long-Term Incentive Plan (the "Colonial Incentive Plan").

Grants

         Options granted under Chapter I ("Chapter I Options") may be ISOs or nonqualified stock options. The two types of options differ primarily in the tax consequences attending the exercise of an Option and the disposition of the shares received upon the exercise of an Option. See "Federal Income Tax Consequences."

Shares Subject to Chapter I

         Common Stock which may be issued under the Chapter I may be either shares from the Company's authorized but unissued Common Stock or issued shares reacquired and held as treasury shares. The maximum aggregate number of shares of Common Stock that may be issued under Chapter I is the number of shares of Colonial common stock covered by surrendered Colonial Options granted under the Colonial Incentive Plan.

Terms and Conditions of Chapter I Options

Option Price
------------

         The price per share for Common Stock purchased upon the exercise of a Chapter I Option (i.e., the option price) equals the price set forth in the Agreement governing the Option. In the case of a Reload Option, the option price per share may not be less than the fair market value of the Common Stock on the option's date of grant.

Exercise
--------

         A Chapter I Option may be exercised in accordance with the terms of the Agreement governing the Option.

Payment
-------

         The option price may be paid in cash or by delivery of property acceptable to the Administrator, including shares of Common Stock. If Common Stock is used to pay all or part of the option price, the sum of the cash and cash equivalent and the fair market value of the shares surrendered (determined as of the day preceding the date of exercise) must not be less than the option price of the shares for which the Option is being exercised.

Termination of Employment
-------------------------

         A Chapter I Option generally may not be exercised more than thirty days after a Participant's termination of employment with the Company and its affiliates.

         In the event a Participant's employment with the Company and its affiliates terminates on account of retirement on or after age 60, the Chapter I Option may be exercised within three months of termination. If the Participant dies while employed by the Company or an affiliate, the Chapter I Option may be exercised within one year of the Participant's death.

Reload Options
--------------

         If the Agreement so provides, a Participant who pays all or a portion of the option price of a nonqualified stock option by delivering shares of Common Stock to the Company will be granted a new option (a "Reload Option") to purchase the number of shares of Common Stock so delivered on such terms as prescribed by the Agreement.

Assignment of Interest

         No Chapter I Option, any Agreement, or any rights or interests therein may be assigned, transferred, sold exchanged, encumbered pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary of a Participant except by will or the laws of descent and distribution. Additionally, no grant may be subject to execution, attachment or similar legal process. Only the Participant may exercise his or her Chapter I Option during his or her lifetime.

Amendment and Termination

         The Company's Board of Directors may amend or terminate Chapter I at any time. If, however, an amendment increases the aggregate number of shares of Common Stock that may be issued pursuant to Chapter I, changes the class of individuals who may participate in Chapter I, materially increases the benefits that may be provided under Chapter I, or extends Chapter I's termination date, such amendment will not become effective until shareholder approval is obtained. In addition, unless consented to by a Participant, no amendment may materially affect the rights of such Participant under any grant outstanding at the time such amendment is made.

         No grants, other than Reload Options, may be made under Chapter I after November 7, 1996. Chapter I Options outstanding on November 7, 1996 will remain valid in accordance with their terms.

                                   CHAPTER II

General Information

         Options granted under Chapter II ("Chapter II Options") may be ISOs or nonqualified stock options. The two types of options differ primarily in the tax consequences attending the exercise of an Option and the disposition of shares received upon the exercise of an Option. See "Federal Income Tax Consequences."

Eligibility for Participation

         Participation in Chapter II is limited to individuals who surrendered a US Order Option granted under the US Order, Inc. 1995 Incentive Plan (the "USO Incentive Plan").

Shares Subject to Chapter II

         Upon the exercise of any Chapter II Option, the Company may deliver shares from its authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued under Chapter II is the number of shares covered by surrendered US Order Options granted under the USO Incentive Plan.

Terms and Conditions of Options

Option Price
------------

         The price per share for Common Stock purchased upon the exercise of a Chapter II Option (i.e., the option price) equals the price set forth in the Agreement governing the Option.

Exercise
--------

         A Chapter II Option may be exercised in accordance with the terms of the Agreement governing the Option.

Payment
-------

         The option price may be paid in cash or a cash equivalent acceptable to the Administrator. Payment of all or part of the option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the option price, the sum of the cash and cash equivalent and the fair market value of the shares surrendered (determined as of the day preceding the date of exercise) must not be less than the option price of the shares for which the Chapter II Option is being exercised.

         A Participant who is employed by the Company or an affiliate on the date the Option is exercised, may pay all or part of the option price in installments. If a Participant pays all or part of the option price in installments, the Company will lend the Participant an amount equal to not more than ninety percent (90%) of the option price. This amount will be evidenced by the Participant's promissory note and will be payable in not more than five equal annual installments, unless the amount of the loan exceeds the maximum loan value for the shares purchased, which value will be established from time to time by regulations of the Board of Governors of the Federal Reserve System. In that event, the note will be payable in equal quarterly installments over a period of time not to exceed five years. The Administrator, however, may vary such terms and make such other provisions concerning the unpaid balance of such purchase price in the case of hardship, subsequent termination of employment, absence for military or government service, or subsequent death of the Participant as in its discretion are necessary or advisable in order to protect the Company, promote the purposes of the Plan and comply with regulations of the Board of Governors of the Federal Reserve System relating to securities credit transactions.

         The Participant will pay interest on the unpaid balance at the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares acquired with cash borrowed from the Company will be pledged to the Company as security for the repayment thereof. In the discretion of the Administrator, shares of stock may be released from such pledge proportionately as payments on the note (together with interest) are made, provided the release of such shares complies with the regulations of the Federal Reserve System relating to securities credit transactions then applicable. While shares are so pledged, and so long as there has been no default in the installment payments, such shares will remain registered in the name of the Participant, and he will have the right to vote such shares and to receive all dividends thereon.

Assignment of Interest

         Chapter II Options are not transferable except by will or the laws of descent and distribution. In the event of any such transfer, the Chapter II Option must be transferred to the same person or persons or entity or entities. Only the Participant may exercise his or her Chapter II Option during his or her lifetime. No right or interest of a Participant in a Chapter II Option will be liable for, or subject to, any lien, obligation or liability of such Participant.

         If the Agreement provides, however, a Chapter II Option that is not an ISO may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that a Participant may not receive any consideration for the transfer. In addition, a Participant may hold transferable Chapter II Options that are not ISOs to the extent that, and on such terms as may be permitted by Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of a transferred Chapter II Option will be bound by the same terms and conditions that governed the Chapter II Option during the period that it was held by the Participant.

Amendment and Termination

         The Board may amend or terminate Chapter II at any time. If, however, an amendment increases the aggregate number of shares of Common Stock that may be issued pursuant to Chapter III, changes the class of individuals who may participate in Chapter II, or materially increases the benefits that may be provided under Chapter II, such amendment will not become effective until shareholder approval is obtained. In addition, unless consented to by a Participant, no amendment will adversely affect the rights of such Participant under any Chapter II Option outstanding at the time such amendment is made.

         No grants may be made under Chapter II after November 7, 1996. Chapter II Options outstanding on November 7, 1996, will remain valid in accordance with their terms.

                                   CHAPTER III

Eligibility for Participation

         Participation in Chapter III is limited to individuals who surrendered US Order Options granted under the US Order, Inc. Non-Employee Directors' Stock Option Plan (the "USO Directors' Plan").

Grants

         Options   granted   under  Chapter  III  ("Chapter  III  Options")  are
nonqualified stock options.

Shares Subject to Chapter III

         Upon the exercise of any Chapter III Option, the Company may deliver shares from its authorized but unissued Common Stock. The maximum number of shares of Common Stock that may be issued under Chapter III is the number of shares of US Order common stock covered by surrendered US Order Options granted under the USO Directors' Plan.

Terms and Conditions of Options

Option Price
------------

         The option price per share of Common Stock purchased upon the exercise of a Chapter III Option (i.e., the option price) will equal the price set forth in the Agreement governing the Option.

Exercise
--------

         A Chapter III Option is exercisable in accordance with the terms of the Agreement governing the Option.

Payment
-------

         Payment of the option price may be made in cash or by delivery of property acceptable to the Committee, including shares of Common Stock. If Common Stock is used to pay all or part of the option price, the sum of the cash and cash equivalent and the fair market value of the shares surrendered (determined as of the day preceding the date of exercise) must not be less than the option price of the shares for which the Option is being exercised.

Assignment of Interest

         A Participant may not transfer or assign any rights he or she has under Chapter III other than by will or the laws of descent and distribution. Only the Participant, may exercise his or her Chapter III Option during his or her lifetime. No right or interest of a Participant under Chapter III will be liable for, or subject to, any lien, obligation or liability of such Participant.

Amendment and Termination

         The Board may amend or terminate Chapter III at any time, but Chapter III may not be amended more than once every six months, unless such amendment is required because of changes in the Code, ERISA, or the rules and regulations thereunder. An amendment that materially increases the aggregate number of shares of Common Stock that may be issued pursuant to Chapter III, materially changes the class of individuals who may become Participants in Chapter III or materially increases the benefits accruing to Participants under Chapter III, will not become effective until shareholder approval is obtained. Neither an amendment nor the termination of Chapter III shall, without a Participant's consent, adversely affect any rights of the Participant under any Chapter III Option outstanding at the time of such amendment or termination.

         No grant may be made under Chapter III after November 7, 1996. Chapter III Options outstanding on November 7, 1996 will remain valid in accordance with their terms.

                                   CHAPTER IV

Eligibility for Participation

         Participation in Chapter IV is limited to individuals who surrendered US Order Options granted under the US Order, Inc. 1991 Stock Option Plan (the "91 Plan").

Grants

         Options granted under Chapter IV ("Chapter IV Options") may be ISOs or nonqualified stock options. The two types of options differ primarily in the tax consequences attending the exercise of an Option and the disposition of the shares received upon the exercise of an Option. See "Federal Income Tax Consequences."

Shares Subject to Plan

         The total number of shares of Common Stock reserved and available for issuance under Chapter IV is the number of shares of US Order common stock covered by surrendered US Order Options granted under the 91 Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Terms and Conditions of Options

Option Price
------------

         The price per share for Common Stock purchased upon the exercise of a Chapter IV Option (i.e., the option price) equals the price set forth in the Agreement governing the Option.

Exercise
--------

         A Chapter IV Option may be exercised in accordance with the terms of the Agreement governing the Option. The Company's obligation to deliver shares of Common Stock to a Participant upon the exercise of a Chapter IV Option is subject to the Participant's satisfaction of any income and employment tax withholding obligations. See General Plan Information.

Payment
-------

         The option price may be paid in cash or by delivery of property acceptable to the Committee including Common Stock. In no event may the option price be paid in shares of Common Stock acquired pursuant to the exercise of an Option, unless such shares have been held for at least six months. If Common Stock is used to pay all or part of the option price, the sum of the cash and cash equivalent and the fair market value of the shares surrendered (determined as of the day preceding the date of exercise) must not be less than the option price of the shares for which the Option is being exercised.

Assignment of Interest

         No Chapter IV Option is transferable other than by will or the laws of descent and distribution, except to the extent required by applicable law. Only the Participant may exercise his or her Chapter IV Option during his or her lifetime.

Amendment and Termination

         The Company's Board of Directors (the "Board") may amend or terminate Chapter IV at any time. No amendment, alteration, or termination of Chapter IV, however, may be made by the Board without approval of each affected Participant if such amendment, alteration, or termination would impair the rights of a Participant under any award theretofore granted.

         The Board may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment may impair the rights of any Participant with respect to such award without the Participant's consent.

         No grant may be made under Chapter IV after November 7, 1996. Chapter IV Options outstanding on November 7, 1996 will remain valid in accordance with their terms.

                            GENERAL PLAN INFORMATION

Shareholder Rights

         No Participant will, as a result of receiving an Option, have any rights as a shareholder until the date the Option is exercised.

Withholding Taxes

         A Participant is responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan. Unless otherwise provided by the Agree-ment, any such withholding tax obligations may be satisfied in cash or a cash equivalent acceptable to the Administrator. A Participant also may satisfy any withholding tax obligations in a manner prescribed by the Administrator.

ISO Exercise Limit

         ISOs (granted under the Plan and all plans of the Company and its affiliates) may not be first exercisable in a calendar year for stock having an aggregate fair market value (determined as of the date an Option is granted) exceeding $100,000.

Funding

         The Plan is unfunded, and the Company will not be required to segregate any assets that may be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan will be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company will be secured by any pledge of, or other encumbrance on, any property of the Company.

Disposition of Stock

         A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an ISO if such sale or disposition occurs (i) within two years of the grant of the Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

Adjustments Upon Change in Capital Structure

         In the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action, then the maximum number of shares subject to the Plan or any chapter of the Plan and/or the terms of outstanding Options may be adjusted as the Committee determines to be equitably required.

         Before selling shares of Common Stock (including shares acquired under an Option), Participants who are officers and directors of the Company or who hold at least ten percent of the Company's Common Stock ("Insiders") should consider carefully the "short-swing profit" provisions of the Exchange Act. The "short-swing profit" rules are complex and all Insiders are strongly urged to consult with their legal advisors before engaging in transactions involving Common Stock.

                         FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the Company's understanding of the more significant federal income tax consequences associated with the Plan. The Company has not undertaken to provide personal tax or financial advice to Participants. Accordingly, Participants are encouraged to consult with their personal tax and financial consultants regarding participation in the Plan.

Federal Income Tax Treatment of ISOs

         Under Section 421 of the Code, no income will be recognized by a Participant upon the grant or the exercise of an ISO (although the difference between the fair market value of the Common Stock on the date of exercise and the option price is an adjustment to the Participant's alternative minimum taxable income that may give rise to alternative minimum tax liability). A Participant will recognize income if and when he disposes of the shares acquired under the ISO. If the disposition does not occur within two years after the grant of the ISO or within one year after the shares were transferred to him (the "ISO holding period"), the gain realized on such disposition will be characterized as long-term capital gain.

         If Common Stock acquired under an ISO is disposed of prior to the expiration of the ISO holding period, the Participant will recognize, as ordinary income, the difference between the fair market value of the Common Stock on the date of exercise and the option price. Any gain in excess of that amount will be characterized as either long-term or short-term capital gain, depending on the period the stock was held by the Participant.

         A special rule applies to the disposition of Common Stock prior to the expiration of the ISO holding period where the amount realized is less than the fair market value of the stock on the date of exercise. In that event, the income recognized by the Participant is limited to the difference between the amount realized on the disposition of the Common Stock and the option price. This special rule does not apply, however, unless the Common Stock is disposed of in a transaction in which the Participant could claim a loss if a loss was in fact sustained.

         The ISO holding period does not have to be satisfied if the ISO is exercised on behalf of a Participant's estate or by a person who succeeds to the Participant's rights by bequest or inheritance. Thus, the Participant's estate or any person who exercises an ISO by reason of bequest or inheritance will be entitled to long-term capital gain treatment upon the subsequent disposition of the Common Stock.

         If Common Stock is surrendered in the exercise of an ISO, the Participant generally will not recognize income on account of the exchange. The Participant's tax basis in the shares received in the exchange that do not exceed the number of shares surrendered is the same as his tax basis in the surrendered shares. The holding period of those shares will include the period that the Participant held the surrendered shares except for purposes of determining whether the ISO holding period has been satisfied.

         The Participant's tax basis in the shares received in the exchange that exceed the number of shares surrendered (the "Additional Shares") will either be zero or the amount of any cash that is paid as part of the option price. The holding period for the shares will be measured from the date of the ISO exercise.

         Proposed Treasury regulations include a special rule that applies in the case of a disposition of any of the shares received in a stock-for-stock ISO exercise before the end of the ISO holding period. The special rule provides that the Participant will be deemed to have first sold the shares with the lowest tax basis.

         The Company will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. The employer corporation (the Company or an affiliate) will be entitled to a federal income tax deduction if the Participant disposes of Common Stock acquired under an ISO prior to the expiration of the ISO holding period.

In that event, the employer corporation (the Company or an affiliate), generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the Participant.

Federal Income Tax Treatment of Nonqualified Options

         Upon the exercise of a nonqualified stock option, the Participant will recognize, as ordinary income, the difference between the option price and the fair market value of the Common Stock on the date the Option is exercised.

         The Participant's tax basis in the shares received upon the exercise of a nonqualified stock option will be the sum of the amount of any income recognized and the amount paid in connection with the exercise. Any gain or loss that a Participant realizes on a subsequent disposition of Common Stock acquired upon the exercise of a nonqualified stock option will be treated as long-term or short-term capital gain or loss, depending on the period during which the Participant held such shares.

         If Common Stock is surrendered in the exercise of a nonqualified stock option, the Participant will not recognize gain or loss to the extent that the number of shares received in the exchange does not exceed the number of shares surrendered.

         The Participant will, however, recognize ordinary income equal to the fair market value of the shares received in the exchange that exceed the number of shares surrendered (the "Additional Shares"), less any cash paid by the Participant to exercise the Option. The fair market value of the Additional Shares, and Participant's income, will be determined on the date of exercise.

         The Participant's tax basis in the shares received in the exchange that do not exceed the number of shares surrendered is the same as his tax basis in the surrendered shares. The Participant's tax basis in the Additional Shares is equal to the sum of the ordinary income recognized by the Participant on account of the exchange and any cash paid by the Participant to exercise the Option.

         The exercise of a nonqualified stock option will entitle the employer corporation (the Company or an affiliate) to claim a federal income tax deduction equal to the amount of ordinary income recognized by the Participant.

Resales of Common Stock Acquired Pursuant to the Plan

Rule 144

         Except for shares issued to "affiliates" of the Company, as defined in rules issued under the Securities Act of 1933 (the "Securities Act"), all shares of Common Stock received by Participants upon the exercise of an Option will be transferable without registration under the Securities Act. Such rules define the term "affiliate" as a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. Any person serving as a director of the Company at the time he or she desires to sell shares of Common Stock may be considered an "affiliate" of the Company for purposes of Rule 144. Sales of shares of Common Stock by "affiliates" may only be made pursuant to (i) a separate prospectus prepared by the Company containing information in addition to the information contained in this Prospectus, or (ii) Rule 144 under the Securities Act. Each Participant is urged to consult with his or her legal counsel, or the General Counsel of the Company, to review the applicability of Rule 144 before selling shares of Common Stock (including shares of Common Stock acquired upon the exercise of an Option).

Documents Incorporated by Reference

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and the Company's Registration Statement Form 8-B, dated November 6, 1996, containing a description of the Common Stock, filed with the Securities and Exchange Commission, are incorporated herein by reference and made a part hereof.

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this summary and prior to the termination of the offering of the Common Stock through the Plan will be deemed to be incorporated by reference in the Prospectus and to be a part thereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein will be deemed to be modified or superseded for purposes of the Prospectus to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of the Prospectus.

The documents incorporated by reference together with this summary constitute a Prospectus required by Section 10(a) of the Securities Act of 1933, as amended. The Company will furnish, without charge, upon written or oral request, to each person to whom a copy of this summary is delivered, a copy of any or all of the documents, unless such exhibits are specifically incorporated by reference herein. Requests should be directed to Mr. Albert N. Wergley, Vice President and General Counsel, InteliData Technologies Corporation, 11600 Sunrise Valley Drive, Suite 100, Reston, Virginia, 20191 (telephone (703) 259-3000).

         In addition, the Company will deliver to all Participants, upon oral or written request to the above address and telephone number, all reports, proxy statements and other communications distributed to the Company's shareholders.